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                       MERRILL LYNCH CONSULTS ANNUITY(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                       SUPPLEMENT DATED NOVEMBER 22, 2002
                                     TO THE
                          PROSPECTUS DATED JULY 1, 2002


This supplement describes certain changes to the death benefits available on Consults variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "us").

For Contracts issued on or after December 13, 2002, the Premiums Compounded at 5% and the Estate Enhancer with Return of Premium guaranteed minimum death benefit options are no longer available. The only guaranteed minimum death benefit available for such newly issued Contracts is Maximum Anniversary Value. (The Maximum Anniversary Value guaranteed minimum death benefit is described in detail in the Prospectus.) In addition, for Contracts issued on or after December 13, 2002, the optional Estate Enhancer benefit is no longer available.

If, however, you submit an application in accordance with our administrative procedures for a Contract that is intended to replace an existing annuity contract prior to close of business on December 12, 2002, we will allow you to elect the Premiums Compounded at 5% or the Estate Enhancer with Return of Premium guaranteed minimum death benefit option and/or the optional Estate Enhancer benefit (if curently available in your state), even if the Contract is actually issued on or after December 13, 2002.

                                      * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.